                                            EXHIBIT 99.8

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund III, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 08             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98-27101 RA                        For the period From : 08/01/99 to 08/31/99
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                   105,593.93
                                                                                ----------
          Less :   Sales Returns and Discounts                                        0.00
                                                                                ----------
               Net Sales                                                                    105,593.93
                                                                                            ----------
          Less :   Cost of Goods Sold
                   Collection Costs                                                   0.00
                                                                                ----------
                   Commissions, Escrow Fees & Closing Costs                           0.00
                                                                                ----------
          Less :   Ending Inventory at Cost                                           0.00
                                                                                ----------
               Cost of Goods Sold                                                                0.00
                                                                                            ---------
                   Gross Profit                                                                         105,593.93
                                                                                                        ----------
                   Other Operating Revenues                                                                   0.00
                                                                                                        ----------
          Less :   Operating Expenses:
               Officer Compensation                                                   0.00
                                                                                ----------
               Salaries and Wages -                                                   0.00
                                                                                ----------
                   Total Salaries and Wages                                                  3,092.00
                                                                                            ---------
                   Employee Benefits and Pensions                                                0.00
                                                                                            ---------
               Payroll Taxes                                                          0.00
                                                                                ----------
               Real Estate Taxes                                                      0.00
                                                                                ----------
               Federal and State Income Taxes                                         0.00
                                                                                ----------
                   Total Taxes                                                                   0.00
                                                                                            ---------
               Rent and Lease Exp. (Real Property and Personal Property)              0.00
                                                                                ----------
               Interest Expense (Mortgage, Loan, Etc.)                                0.00
                                                                                ----------
               Insurance                                                              0.00
                                                                                ----------
               Automobile Expenses                                                    0.00
                                                                                ----------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                   0.00
                                                                                ----------
               Depreciation and Amortization                                          0.00
                                                                                ----------
               Repairs and Maintenance                                                0.00
                                                                                ----------
               Advertising                                                            0.00
                                                                                ----------
               Supplies - Office Expenses, Photocopies, Etc.                          0.00
                                                                                ----------
               Bad Debts                                                              0.00
                                                                                ----------
               Miscellaneous Operating Expenses (See Attached)                   38,592.14
                                                                                ----------
                   Total Operating Expenses                                                              41,684.14
                                                                                                        ----------

                        Net Gain / Loss from Business Operations                                         63,909.79
                                                                                                        ----------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                               2,133.42
                                                                                            ---------
               Other Non-Operating Revenues (Specify)                                            0.00
                                                                                            ---------
               Gross Proceeds on Sale of Assets                                       0.00
                                                                                ----------
               Less :   Original Cost of Assets plus Expenses of Sale                 0.00
                                                                                ----------
                        Net Gain / Loss on Sale of Assets                                        0.00
                                                                                            ---------
               Total Non-Operating Income                                                                 2,133.42
                                                                                                        ----------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)             0.00
                                                                                            ---------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                 0.00
                                                                                            ---------
                        Total Non-Operating Expenses                                                          0.00
                                                                                                        ----------

     NET INCOME / LOSS FOR PERIOD                                                                        66,043.21
                                                                                                        ==========

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 08            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 08            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS                                                       QUARTERLY FEE
REPORTS               PER QUARTER       QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.   STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          18,993.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         174,112.61  $     1,250.00   07/23/99  $   1,250.00      10012  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   9/20/99                        /s/ James J Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund III, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27101

Operating Report # 08                     From :  08/01/99
                                            To :  08/31/99



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                            VENDOR               AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------
Chase Acquisition Fee                 PCM, Inc.                    $       754.28  $      754.28
Chase Acquisition Fee                 PCM, Inc.                    $     4,840.41  $    4,840.41
Chase Portfolio Purchase              Pam Fund Purchase Account    $    29,997.68  $   29,997.68
Chase Acquisition Fee                 PCM, Inc.                    $     2,999.77  $    2,999.77





                                                                                    ============
                                     TOTAL MISCELLANEOUS OPERATING EXPENSES         $  38,592.14

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    008
FUND III, LTD                 FOR THE PERIOD FROM:    080199
JAMES J. JOSEPH,                               TO:    083199
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27101 RA
=======================

                                                      Operating   30-Day C.D.   Money Market  Money Market
                                                       Account      Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-393  426-556-0001  6704-559038   14-088-652
                                                      ----------  ------------  ------------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  159,785.70     89,039.79     10,969.27    743,714.31
                                                      ----------  ------------  ------------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  158,875.04          0.00     10,969.27    303,195.99
                                                      ----------  ------------  ------------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .      910.66     89,039.79          0.00    440,518.32
                                                      ==========  ============  ============  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .      766.85        352.45          0.00    106,608.05

              Total Receipts . . . . . .   . . . . .      766.85        352.45          0.00    106,608.05
                                                      ----------  ------------  ------------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .    1,677.51     89,392.24          0.00    547,126.37
                                                      ----------  ------------  ------------  ------------

F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .        0.00          0.00          0.00     38,592.14

              Total Disbursements. . . .   . . . . .        0.00          0.00          0.00     38,592.14
                                                      ==========  ============  ============  ============
G.  Ending Balance                                      1,677.51     89,392.24          0.00    508,534.23
                                                      ==========  ============  ============  ============
H.  Disbursements for Quarterly Fees. . . . . . . . .       0.00          0.00                   38,592.14
                                                      ==========  ============  ============  ============
                                                                                ACCOUNT CLOSED
                                                                                03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills, CA 90212
          (b)  Account  Number:  14-088-393
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills, CA 90212
          (b)  Account  #426-556-0001
     (3)  Money  Market Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA 92801
          (b)  Account  Number  6704-559038
     (4)  Money Market Account
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number: 14-088-652


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  9/20/99                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA


            STATEMENT NUMBER:   008
RECEIPTS FOR THE PERIOD FROM:   080199
                          TO:   083199

OPERATING ACCOUNT # 14-088-393                                            AMOUNT
--------------------------------------------------------------------------------
08/26 - PCM WIRE ACCOUNT        DJC INC PORTFOLIO SALE                    766.85





                                                                     -----------
                                                            TOTAL         766.85
                                                                     ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:   008
DISBURSEMENTS FOR THE PERIOD FROM:   080199
                               TO:   083199

OPERATING ACCOUNT # 14-088-393                                                   CHECK
NAME OF PAYEE                        DESCRIPTION                       AMOUNT    NUMBER  DATE
--------------------------------------------------------------------------------------------------








                                                                     -----------
                                                            TOTAL           0.00
                                                                     ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

            STATEMENT NUMBER:       008
RECEIPTS FOR THE PERIOD FROM:       080199
                          TO:       083199

30-Day C.D. Account # 426-556-0001                         AMOUNT
-----------------------------------------------------------------
08/25 - IMPERIAL BANK               INTEREST AT MATURITY   352.45




                                                      -----------
                                             TOTAL         352.45
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:      008
DISBURSEMENTS FOR THE PERIOD FROM:      080199
                               TO:      083199

30-Day C.D. Account #426-556-0001                           CHECK
NAME OF PAYEE                          DESCRIPTION  AMOUNT  NUMBER  DATE
---------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       008
RECEIPTS FOR THE PERIOD FROM:       080199
                          TO:       083199

MONEY MARKET ACCOUNT # 6704-559038                       AMOUNT
---------------------------------------------------------------





                                                    -----------
                                           TOTAL           0.00
                                                    ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:     008
DISBURSEMENTS FOR THE PERIOD FROM:     080199
                               TO:     083199

MONEY MARKET ACCOUNT 6704-559038                                                CHECK
NAME OF PAYEE                          DESCRIPTION                  AMOUNT      NUMBER  DATE
------------------------------------------------------------------------------------------------






                                                                    ---------
                                                         TOTAL           0.00
                                                                    =========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       008
RECEIPTS FOR THE PERIOD FROM:       080199
                          TO:       083199

MONEY MARKET ACCOUNT 14-088-652                                                      AMOUNT
-------------------------------------------------------------------------------------------
08/04 - PARTNERSHIP RESERVE               JUNE 99 COLLECTION SHARE                99,875.32
08/10 - PCM WIRE ACCOUNT                  FIRST NAT'L ACCEPT. PORTFOLIO SALE       3,458.42
08/24 - PCM WIRE ACCOUNT                  JACKSON CAPITAL PORTFOLIO SALE           1,493.34
08/31 - IMPERIAL BANK                     INTEREST                                 1,780.97




                                                                                -----------
                                                                   TOTAL         106,608.05
                                                                                ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:     008
DISBURSEMENTS FOR THE PERIOD FROM:     080199
                               TO:     083199

MONEY MARKET ACCOUNT # 14-088-652                                                           CHECK
NAME OF PAYEE                          DESCRIPTION                              AMOUNT      NUMBER  DATE
------------------------------------------------------------------------------------------------------------
PCM OPERATING ACCOUNT                  CHASE ACQUISITION FEE                       754.28   TSF     08/13/99
PCM OPERATING ACCOUNT                  CHASE ACQUISITION FEE                     4,840.41   TSF     08/13/99
PAM FUND PURCHASE ACCOUNT              CHASE PORTFOLIO PURCHASE                 29,997.68   TSF     08/26/99
PCM OPERATING ACCOUNT                  CHASE ACQUISITION FEE                     2,999.77   TSF     08/31/99




                                                                               ----------
                                                                    TOTAL       38,592.14
                                                                               ==========